                                   EXHIBIT 4.5
                                   -----------




                                    REPLACEMENT AND RESTATEMENT AGREEMENT dated
                           as of July 15, 1996, among THE GOODYEAR TIRE & RUBBER COMPANY, an Ohio corporation (the "Borrower"), the undersigned lenders (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                  WHEREAS, the parties hereto desire to replace and restate the Revolving Credit Facility Agreement (the "Agreement"), dated as of July 15, 1994, among the Borrower, the Lenders and the Agent, on the terms and conditions set forth herein;

                  NOW, THEREFORE, for and in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, on the terms and subject to the conditions set forth herein, as follows:

                  1. Subject to the conditions set forth in Section 7, the Agreement, including all schedules and exhibits thereto, is hereby replaced and restated as of the date hereof in the form of a new agreement (the "New Agreement") identical to the Agreement except as expressly provided herein, and all rights and obligations of the Borrower, the Lenders and the Agent under the Agreement (including accrued Fees) shall continue as rights and obligations of such parties under the New Agreement, modified as expressly provided herein.

                  2. The New Agreement shall be dated as of July 15, 1996 (which shall constitute the "date hereof" in respect of the New Agreement); the date "July 15, 1999" in the definition of the term "Maturity Date" in Section 1.01 of the Agreement is hereby deleted and replaced by inserting the date "July 15, 2001" in lieu thereof.

                  3. Effective as of July 1, 1996, the definition of "Facility Fee Percentage" in Section 1.01 of the Agreement is deleted and replaced by inserting the following definition of Facility Fee Percentage:

                  "FACILITY FEE PERCENTAGE" shall mean, as at the date as of which any determination in respect thereof is being or to be made, the applicable percentage set forth below based upon the Leverage Ratio as of the last day of the relevant fiscal quarter:


Leverage Ratio                                Facility Fee Percentage
- --------------                                -----------------------
less than or equal to 25%                             0.0750%

greater than 25% but less                             0.1000%
than or equal to 40%

greater than 40% but less                             0.1250%
than or equal to 55%

greater than 55%                                      0.1500%"


         The Leverage Ratio shall be determined at the end of each calendar quarter of Borrower and shall be effective in respect of the entire next succeeding calendar quarter of Borrower. The Borrower shall deliver a certificate setting forth the calculation of the

                                     X-4.5-1
         leverage ratio with respect to the end of each calendar quarter within 60 days after the end of such calendar quarter.


                  4. The table in the definition of "Spread" in Section 1.01 of the Agreement is hereby deleted and replaced by inserting the following table:


Leverage Ratio                                                    Spread
- --------------                                                    ------
less than or equal to 25%                                         0.1500%

greater than 25% but less than
or equal to 40%                                                   0.2000%

greater than 40% but less than
or equal to 55%                                                   0.2500%

greater than 55%                                                  0.3000%



                  5. Schedule 2.01 to the Agreement is hereby deleted and replaced by Schedule 2.01 hereto.

                  6. The representations and warranties set forth in Article III of the Agreement shall be deemed to have been repeated in the New Agreement on and as of the date hereof, with all references therein to "this Agreement" being deemed to refer to the New Agreement, which is the Agreement as modified by this Replacement and Restatement Agreement.

                  7. The New Agreement shall become effective, as of the date hereof, only upon the satisfaction of the following conditions:

                  (a) The Agent shall have received an opinion of counsel for the Borrower, dated the date hereof, in the form attached as Exhibit B to the Agreement, but with all references therein being to the New Agreement.

                  (b) The Agent shall have received evidence reasonably satisfactory to it of the Borrower's corporate power and authority to enter into the New Agreement.

                  (c) The Agent shall have received counterparts of this Replacement and Restatement Agreement executed on behalf of the Borrower and each Lender.

                  8. This Replacement and Restatement Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all which taken together will constitute one and the same agreement.


                                     X-4.5-2

                  9. THIS REPLACEMENT AND RESTATEMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF
NEW YORK.


                  IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                      THE GOODYEAR TIRE & RUBBER COMPANY,

                                        by
                                                  /s/ R.W. Tieken
                                             ----------------------------
                                               Name:  R. W. Tieken
                                               Title: Executive Vice
                                                      President


                                      THE CHASE MANHATTAN BANK,
                                      individually and as Agent,

                                        by
                                                   /s/ Julie S. Long
                                             ----------------------------
                                               Name:   Julie S. Long
                                               Title:  Vice President


                                     X-4.5-3

                                      BANQUE NATIONALE DE PARIS, CHICAGO
                                      BRANCH,

                                        by
                                                  /s/ Arnaud Collin du Bocage
                                               -------------------------------
                                               Name:  Arnaud Collin du Bocage
                                               Title: Executive Vice
                                                         President


                                      CIBC INC.,

                                        by
                                                   /s/ Kent Davis
                                               -------------------------------
                                               Name:   Kent Davis
                                               Title:  Director


                                      THE SUMITOMO BANK, LIMITED, NEW YORK
                                      BRANCH,

                                        by
                                                  /s/ Yoshinori Kawamura
                                               -------------------------------
                                               Name:  Yoshinori Kawamura
                                               Title: Joint General Manager


                                      COMMERZBANK AKTIENGESELLSCHAFT
                                      CHICAGO BRANCH,

                                        by
                                                  /s/ William J. Binder
                                               -------------------------------
                                               Name:  William J. Binder
                                               Title: Assistant Vice
                                                         President


                                        by
                                                  /s/ Dr. Helmut R. Tollner
                                               -------------------------------
                                               Name:  Dr. Helmut R. Tollner
                                               Title: Executive Vice
                                                         President


                                      BANK OF AMERICA ILLINOIS,

                                        by
                                                  /s/ Lynn W. Stetson
                                               -------------------------------
                                               Name:  Lynn W. Stetson
                                               Title: Managing Director


                                      ABN AMRO BANK N.V., BY ABN AMRO
                                      NORTH AMERICA, INC., as Agent,

                                        by
                                                  /s/ Andre Nel
                                               -------------------------------
                                               Name:  Andre Nel
                                               Title: SVP and Managing
                                                         Director


                                        by
                                                  /s/ James M. Janovsky
                                               -------------------------------
                                               Name:  James M. Janovsky
                                               Title: GVP and Director


                                     X-4.5-4

                                      BANK OF MONTREAL,

                                        by
                                                  /s/ Marc R. Heyden
                                               -------------------------------
                                               Name:  Marc R. Heyden
                                               Title: Director


                                      THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                      NEW YORK BRANCH,

                                        by
                                                  /s/ Friedrich N. Wilms
                                               -------------------------------
                                               Name:  Friedrich N. Wilms
                                               Title: Attorney-In-Fact


                                      BARCLAYS BANK PLC,

                                        by
                                                  /s/ Keith Mackie
                                               -------------------------------
                                               Name:  Keith Mackie
                                               Title: Director

                                      CITIBANK, N.A.,

                                        by
                                                  /s/ William G. McKnight
                                               -------------------------------
                                               Name:  William G. McKnight
                                               Title: Vice President


                                      CREDIT LYONNAIS, CHICAGO BRANCH,

                                        by
                                                  /s/ Sandra E. Horwitz
                                               -------------------------------
                                               Name:  Sanda E. Horwitz
                                               Title: First Vice President
                                                         Branch Manager



                                       CREDIT SUISSE,

                                         by
                                                   /s/ Eileen O'Connell Fox
                                               -------------------------------
                                                Name:  Eileen O'Connell Fox
                                                Title: Member of Senior
                                                          Management

                                         by
                                                   /s/ Elizabeth Whalen
                                               -------------------------------
                                                Name:  Elizabeth Whalen
                                                Title: Associate


                                       THE DAI-ICHI KANGYO BANK, LTD.,
                                       CHICAGO BRANCH,

                                         by
                                                   /s/ Takeshi Hemmi
                                               -------------------------------
                                                Name:  Takeshi Hemmi
                                                Title: Vice President



                                     X-4.5-5

                                      DEUTSCHE BANK AG, NEW YORK AND/OR
                                      CAYMAN ISLANDS BRANCH,

                                        by
                                                  /s/ Ralf Hofmann
                                               -------------------------------
                                               Name:  Ralf Hoffmann
                                               Title: Vice President


                                        by
                                                  /s/ Robert M. Wood, Jr.
                                               -------------------------------
                                               Name:  Robert M. Wood, Jr.
                                               Title: Vice President


                                      DRESDNER BANK LUXEMBOURG S.A.,

                                        by
                                                  /s/ M. Brunkhorst
                                               -------------------------------
                                               Name:  M. Brunkhorst
                                               Title: Authorized Signature


                                        by
                                                  /s/ K. Diederich
                                               -------------------------------
                                               Name:  K. Diederich
                                               Title: Assistant Manager Loans


                                                X-4.5-6

                                      THE FIRST NATIONAL BANK OF CHICAGO,

                                        by
                                                  /s/ Robert L. Jackson
                                               -------------------------------
                                               Name:  Robert L. Jackson
                                               Title: Authorized Agent


                                      THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED,

                                        by
                                                  /s/ Hiroaki Nakamura
                                               -------------------------------
                                               Name:  Hiroaki Nakamura
                                               Title: Joint General Manager


                                      ISTITUTO BANCARIO SAN PAOLO DI
                                      TORINO S.P.A.,

                                        by
                                                  /s/ Robert Wurster
                                               -------------------------------
                                               Name:  Robert Wurster
                                               Title: F.V.P.


                                        by
                                                  /s/ William DeAngelo
                                               -------------------------------
                                               Name:  William DeAngelo
                                               Title: F.V.P.


                                      KEYBANK NATIONAL ASSOCIATION,

                                        by
                                                  /s/ Karen A. Lee
                                               -------------------------------
                                               Name:  Karen A. Lee
                                               Title: Vice President


                                      NATIONAL CITY BANK,

                                        by
                                                  /s/ Jeffrey C. Douglas
                                               -------------------------------
                                               Name:  Jeffrey C. Douglas
                                               Title: Vice President


                                      NATIONSBANK, N.A.,

                                        by
                                                  /s/ Philip S. Durand
                                               -------------------------------
                                               Name:  Philip S. Durand
                                               Title: Vice President


                                     X-4.5-7

                                      THE NORTHERN TRUST COMPANY,

                                        by
                                                  /s/ S. Bif Bowman
                                               -------------------------------
                                               Name:  S. Bif Bowman
                                               Title: Vice President


                                      ROYAL BANK OF CANADA,

                                        by
                                                  /s/ Patrick K. Shields
                                               -------------------------------
                                               Name:  Patrick K. Shields
                                               Title: Manager, Corporate
                                                          Banking


                                      THE SANWA BANK, LIMITED, CHICAGO
                                      BRANCH,

                                        by
                                                  /s/ James P. Byrnes
                                               -------------------------------
                                               Name:  James P. Byrnes
                                               Title: Vice President


                                      SOCIETE GENERALE, CHICAGO BRANCH,

                                        by
                                                  /s/ Gilles Demeulenaere
                                               -------------------------------
                                               Name:  Gilles Demeulenaere
                                               Title: Vice President &
                                                         Team Leader


                                      UNION BANK OF SWITZERLAND,

                                        by
                                                  /s/ James P. Kelleher
                                               -------------------------------
                                               Name:  James P. Kelleher
                                               Title: Assistant Vice
                                                         President


                                        by
                                                  /s/ Laurent J. Chaix
                                               -------------------------------
                                               Name:  Laurent J. Chaix
                                               Title: Vice President


                                      THE YASUDA TRUST & BANKING CO.,
                                      LTD., CHICAGO BRANCH,

                                        by
                                                  /s/ Koichiro Inoue
                                               -------------------------------
                                               Name:  Koichiro Inoue
                                               Title: Joint General Manager


                           [Schedule 2.01 is omitted]

                                     X-4.5-8